UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

ENERGY WEST, INCORPORATED
(Exact name of registrant as specified in its charter)

MONTANA	0-14183	81-0141785
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 791-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Overview — Refinancing of the Registrant’s Long-term Debt and Bank Credit Facility

On June 29, 2007, registrant completed a series of refinancing transactions resulting in replacement of its existing secured long-term debt with new ten-year 6.16% Senior Unsecured Notes and replacement of its existing secured LaSalle Bank credit facility with a new $20,000,000 unsecured Credit Agreement with LaSalle Bank. The transactions included repayment of registrant’s Series 1997 Notes, Series 1993 Notes and Series 1992-B Bonds, sale of registrant’s new $13,000,000 6.16% Senior Unsecured Notes, payoff of the existing LaSalle credit facility, and entering into a new Credit Agreement with LaSalle Bank.

The new Senior Unsecured Notes and Credit Agreement are at lower rates of interest and on terms more favorable to registrant than the debt and credit arrangements they replace.

Payment and redemption of Series 1997 Notes and Series 1993 Notes; notice of redemption and payment of the Series 1992-B Bonds

As of June 20, 2007, registrant was obligated with respect to the following three outstanding long-term debt securities:

Series 1997 Notes. On August 1, 1997, the registrant issued $8,000,000 of 7.5% Notes Due June 1, 2012 (the “Series 1997 Notes”). The Series 1997 Notes, and the Indenture under which they were issued, provided the registrant the right, subject to certain conditions, to redeem such Notes at 100% of face value plus accrued interest. The Successor Trustee under the Indenture for the Series 1997 Notes is HSBC Bank USA, National Association (the “97 Notes Trustee”). The foregoing description of the Series 1997 Notes is qualified in its entirety by reference to the descriptions of the registrant’s long-term debt and line of credit as set forth in Note 7, “Line of Credit and Long-Term Debt,” beginning on page F-16 of the registrant’s audited financial statements as of June 30, 2006, contained in the registrants Annual Report on Form 10-K for the registrant’s fiscal year ended June 30, 2006, as filed with the Commission on September 28, 2006 (the “2006 10-K Debt Disclosure”), which is incorporated herein by reference.

Series 1993 Notes. On June 24, 1993, the registrant issued $7,800,000 of Series 1993 Notes (the “Series 1993 Notes”) bearing interest at rates ranging from 6.2% to 7.6%. The Series 1993 Notes, and the Indenture under which they were issued, provided the registrant the right, subject to certain conditions, to redeem such Notes at 100% of face value plus accrued interest. The Successor Trustee under the Indenture for the Series 1993 Notes is US Bank National Association (the “93 Notes Trustee”). The foregoing description of the Series 1993 Notes is qualified in its entirety by reference to the description thereof set forth in the 2006 10-K Disclosure, which is incorporated herein by reference.

Series 1992-B Bonds. On September 15, 1992, Cascade County, Montana issued $1,800,000 of Series 1992-B Industrial Development Revenue Bonds (the “Series 1992-B Bonds”) bearing interest at rates ranging from 3.35% to 6.5%, and loaned the proceeds to the registrant. The Indenture covering the Series 1992-B Bonds provides the registrant the right, at any interest payment date, subject to certain conditions, to redeem such Bonds at 100% of face value plus accrued interest. The Successor Trustee under the Indenture for the Series 1992-B Bonds is HSBC Bank USA, National Association (the “92 Bonds Trustee”). The foregoing description of the Series 1992-B Bonds is qualified in its entirety by reference to the description thereof set forth in the 2006 10-K Disclosure, which is incorporated herein by reference.

On May 21, 2007, the 97 Notes Trustee, at the request of registrant, gave notice to the holders of the Series 1997 Notes that their Notes would be redeemed on June 26, 2007; on May 23, 2007, the 93 Notes Trustee gave such notice to the holders of the Series 1993 Notes. Pursuant to the terms of the Indentures for the Series 1997 Notes and the Series 1993 Notes, once such notice was mailed to the holders, such Notes became due and payable on the redemption date, June 26, 2007. The registrant has also given notice to the 92 Bonds Trustee to redeem the Series 1992-B Bonds on October 1, 2007, the next interest payment date.

On June 21, 2007, the registrant made payments to each of the trustees under the Indentures relating to the Series 1997 Notes, Series 1993 Notes and Series 1992-B Bonds (the “Old Long-Term Debt”), in amounts sufficient to repay the obligations in full. The amounts paid by the registrant on June 21, 2007, with respect to each obligation, which included accrued interest through the redemption date and costs relating to the redemption, were as follows:

Obligation	Amount
Series 1997 Notes Payable	$7,874,281
Series 1993 Notes Payable	4,312,519
Series 1992-B Bonds	803,395

Total	$12,990,195

On June 22, 2007, the registrant entered into that certain Satisfaction and Discharge of Indenture with the 97 Notes Trustee, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference, and entered into a similar Satisfaction and Discharge of Indenture with the 93 Notes Trustee, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference. Also on June 22, 2007, the registrant entered into that certain Discharge of Obligor under Indenture with the 92 Bonds Trustee, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference. The two Satisfaction and Discharge of Indenture instruments and the Discharge of Obligor under Indenture instrument described above and filed herewith as Exhibits 10.1, 10.2 and 10.3, are hereinafter referred to as the “Discharge Documents.”

In accordance with the terms of the respective Indentures and Discharge Documents, the Series 1993 Notes and the Series 1997 Notes were redeemed on June 26, 2007. Redemption of the Series 1992-B Bonds is set to occur on October 1, 2007.

Effective June 22, 2007, the registrant has been discharged from its material obligations with respect to each of the debt obligations and the Notes and Bonds comprising the Old Long-Term Debt and under each of the three Indentures related thereto; all liens on the registrant’s assets have been released by the Trustees.

The above description of the registrant’s payment, satisfaction and redemption of, and discharge under, the Old Long-Term Debt is qualified in its entirety by reference to the Discharge Documents filed herewith as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

$13,000,000 Senior Unsecured Notes, due June 29, 2017

On June 29, 2007, the registrant entered into a Note Purchase Agreement providing for the issuance and sale to investors of $13,000,000 in principal amount of the registrant’s 6.16% Senior Unsecured Notes, due June 29, 2017 (the “Senior Unsecured Notes”) in a private placement.

The Senior Unsecured Notes accrue interest at a rate of 6.16% per annum, payable semi-annually. The registrant has the right to prepay the Notes at its option subject to a premium equal to the excess (if any) over the outstanding principal balance (at time of redemption) of the value of the remaining principal and interest payments discounted at a rate equal to the then yield (plus 50 basis points) of the U.S. Treasury Note corresponding to the then-remaining average life of the Notes. The Senior Unsecured Note Agreement contains various covenants, including limiting total dividends and distributions made in the immediately preceding 60-month period to aggregate consolidated net income for such period, restricting senior indebtedness, limiting mergers, asset sales, certain transactions with affiliates and liens, requiring the registrant to maintain certain financial debt and interest ratios, and others. The obligations of registrant under the Note Purchase Agreement and the Notes are guarantied by each of its subsidiaries.

The foregoing description of the Senior Unsecured Notes is qualified in its entirety by reference to the Note Purchase Agreement, a copy of which is filed herewith as Exhibit 10.4 hereto and incorporated herein by reference.

$20,000,000 Senior Unsecured Credit Facility — LaSalle Bank

On June 29, 2007, the registrant paid off its existing credit facility with LaSalle Bank and entered into a new five-year Credit Agreement with LaSalle Bank National Association, as agent for various participating banks (“Credit Agreement”), providing for an unsecured credit facility in the amount of $20,000,000 (the “Commitment Amount”). In consideration for the commitment, registrant will pay an annual commitment fee equal to 0.20% of the unused portion of the Commitment Amount.

Under the Credit Agreement, the registrant may elect to pay interest on portions of the amounts outstanding at the London Interbank Offered Rate, plus 120 to 145 basis points, for interest periods selected by registrant. For all other balances outstanding under the Credit Facility, the registrant will pay interest at the rate publicly announced from time to time by LaSalle Bank as its “Prime Rate.”

The Credit Agreement requires the registrant to maintain compliance with a number of financial covenants, including meeting limitations on certain capital expenditures, acquisitions and investments, maintaining a total debt to total capital ratio of not more than .65-to-1.00, and an interest coverage ratio of no less than 2.00-to-1.00. The Credit Agreement also restricts registrant’s ability to pay dividends during any 60-month period to a certain percentage of its cumulative earnings over that period. The obligations of registrant under the Credit Agreement are guaranteed by each of its subsidiaries.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.5 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item	Filing Status
10.1	Satisfaction and Discharge of Indenture dated June 22, 2007, between Energy West, Incorporated and HSBC Bank USA, National Association, as Successor Trustee for the Series 1997 Notes (filed herewith).	Filed
10.2	Satisfaction and Discharge of Indenture dated June 22, 2007, between Energy West, Incorporated and US Bank National Association, as Successor Trustee for the Series 1993 Notes (filed herewith).	Filed
10.3	Discharge of Obligor under Indenture dated June 22, 2007, between Energy West, Incorporated and HSBC Bank USA, National Association, as Successor Trustee for the Series 1992-B Bonds (filed herewith).	Filed
10.4	Note Purchase Agreement dated June 29, 2007, between Energy West, Incorporated and various Purchasers relating to 6.16% Senior Unsecured Notes due June 29, 2017 (filed herewith).	Filed
10.5	Credit Agreement dated as of June 29, 2007, by and among Energy West, Incorporated and various financial institutions and LaSalle Bank National Association (filed herewith).	Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED

By   /s/ David A. Cerotzke

      David A. Cerotzke
      President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item	Filing Status
10.1	Satisfaction and Discharge of Indenture dated June 22, 2007, between Energy West, Incorporated and HSBC Bank USA, National Association, as Successor Trustee for the Series 1997 Notes (filed herewith).	Filed
10.2	Satisfaction and Discharge of Indenture dated June 22, 2007, between Energy West, Incorporated and US Bank National Association, as Successor Trustee for the Series 1993 Notes (filed herewith).	Filed
10.3	Discharge of Obligor under Indenture dated June 22, 2007, between Energy West, Incorporated and HSBC Bank USA, National Association, as Successor Trustee for the Series 1992-B Bonds (filed herewith).	Filed
10.4	Note Purchase Agreement dated June 29, 2007, between Energy West, Incorporated and various Purchasers relating to 6.16% Senior Unsecured Notes due June 29, 2017 (filed herewith).	Filed
10.5	Credit Agreement dated as of June 29, 2007, by and among Energy West, Incorporated and various financial institutions and LaSalle Bank National Association (filed herewith).	Filed